AGREEMENT FOR THE PURCHASE OF COMMON STOCK

THIS COMMON STOCK PURCHASE AGREEMENT. (this '·Agreement") made this_ day of October, 2017, by and between Mr. YOUSEF DASUKA and Mr MAHMOUD DASUKA (hereinafter referred to as ("Sellers"), and EVERSHTNE HOLDINGS LIMITED ("Purchaser"), sets forth the terms and conditions upon which the Sellers will sell a total of Eleven Million Five Hw1dred Thousand (11 , 500,000) shares of Uppersolution.corn (''URSL") or the ''Company·' ) common stock (the "Shares" or "Common Stock"), owned by Sellers, to the Purchaser. Sellers and Purchaser may be refened to herein singularly as a "Party'' and collectively. as the "Parties".

In consideration of the mutual promises, covenants, and representations contained herein, THE PARTIES HERETO AGREE AS FOLLO WS :

WITNESSETH:

WHEREAS, the Sellers and Purchaser have appointed the law firm John B. Lowy, P.C. to act as the Escrow Agent ("Escrow Agent") for this transaction and to receive and hold all consideration received from the Purchaser for the sale of the Shares and all documents ('"Documents") stock certificates and corporate records of URSL, in the Escrow Agent's Trust Account, (U1e "Escrow Account") unless other arrangements are agreed to by all parties; and

WHEREAS, the Pmchaser and Sellers now intend, in accordance with this Stock Purchase Agreement, to memorialize their understanding as to the sale of the Shares from the Sellers to the Purchaser;

NOW THEREFORE, in consideration of the mutual promises. covenants and representations contained herein, the parties herewith agree as follows:

ARTICLE I

SALE OF SECURITIES

1.01     Sale. Subject to the terms and conditions of this Agreement, the Sellers agrees to sell the Shares, and the Purchaser shall purchase the Shares, for a total of Two Hundred Forty Thousand Dollars ($240,000 U.S.) (the "Purchase Price" or ''Funds"). This is a private transaction between the Sellers and Purchase r.

1.02     Escrow Agent. The Sellers and Purchaser hereby appoint the law firm John B. Lowy, P.C. to act as the Escrow Agent ("Escrow Agent") as to the distribution of the Purchase Price Funds received for the sale of the Shares and distribution of the Shares and documents ofURSL to be hdd in the Escrow Account.

1.03    Deposit; Balance. Purchaser has made, by wire transfer to the Escrow Agent, the Deposit of Fifty Thousand Dollars ($50,000) toward the full Purchase Price of Two Hundred Forty Thousand Dollars ($240,000.00); the Balance of 5190,000 has been wire transferred to the Escrow Agent's Escrow Account at least 72 hours before the Closing, to purchase the Shares being sold by the Sellers. The Purchase Price will be held in the Escrow Account until Closing (as defined in Section 3.01 of this Agreement) or until ordered released as per other sections of this Agreement.

The Balance shall be fully refundable until the Closing, for a' ny reason or no reason. In addition if, after signing this Agreement and prior to the Closing, the Purchaser discovers something materi a l that was not previously disclosed to Purchaser , which changes the struc ture and intent of this Agreement. and the transaction , and which the Sellers cannot correct imme diately, the Purc has e r will notify the Sellers of the subject of concern and their intention to terminate this Agreement and to request a refund of th e Deposit, in writing, addressed to the individuals and addresses listed in Article VI, 6.09 of this Agreement. The Sellers then shall have five (5) business days after receiving the request for the return of the Purchase Price. to correct the discrepancy , or the Purchase Price will be refunded to the Purchaser by the Escrow Agent. and this Agreement will be terminated with no liability of either part y.

The Sellers have forwarded , for review by the Purchaser, any and all documents of URSL which Purchaser has requested.

1

1.04    Balance of Purchase Price. The full amount of the Purchase Price has been wire transferred to the Escrow Account, and the Closing will take place on or before the close of business on October 20, 2017. It is agreed that all of the Shares shall remain in the Escrow Account until the full Purchase Price of $240,000 has been paid into Escrow, after which the Closing on the sale of the Shares shall take place and all stock certificates , stock powers and corporate documents listed in paragraphs 2.12, 2.13 and 3.02 below shall be sent as instructed by the Purchaser, and the full amount of $240,000 shall be disbursed as per instructions of the Sellers.

This Agreement may be terminated unilaterally by Sellers if: (i) the full Purchase Price for the Shares is not paid deposited with the Escrow Agent on or before October 18, 2017, unle ss an extension of time is agreed to in writing by both parties ; or (ii) Purchaser has failed to comply with all material tenns of this Agreement. Upon the deposit of the total Purchase Price of $240,000 by the Purchaser to the Sellers for the Shares, by wire transfer to the Escrow Account, and the receipt of all items outlined below which shall be provided by the Sellers, the Closing will take place on or before October 18, 2017, unless extended by the parties signing this Agreement.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

The Sellers represent and warrant to the Purchaser the following:

2.01    Organization: URSL is a Nevada corporation du ly organized, validly existing. and in good standing under the laws of that State , has all nec essary corporate powers to own properties and carry on a business . and is duly qualified to do business and is in good standing in the stat e Nevada and elsewhere (if required). All actions taken by the incorporators, directors and/or shareholders of URSL have been valid and in accordance with the laws of the state of Nevad a. URSL is a Section I Sd reponing company with the SEC and URSL 's common stock is included for quotation on the OTC Markets Pink/Cunent Sheets , symbol URSL. URSL's common stock is now, and as of the Closing will be, DTC-eligible. There is not now, and as of the Closing will not be, any DTC ''chill'' on trading or depositing of URSL' s shares with brokers.

Immediately following the Closing, the Purchaser shall file all required filings with any state and federal regul ators, including the Form 8-K witl1 the SEC, disclosing the acquisition of the Shares by the Purchaser. the change of control of URSL changes to the officers and directors, and all such additional disclosure as is required to keep URSL in good standing with any and all regulatory bodies having authority.

2.02    Capital. The authorized capital stock of URSL consists of 75,000,000 shares of Common Stock , $0.001 par value, of which 14,000,000 shares of Common Stock are issued and outstanding as of the date hereof and will be issued and outstanding as of the Closing. 2.500.000 of those 14,000,000 shares were registered with the SEC pursuant to a registration statement on Form S-1, which was declared effective by the SEC on April 6, 2015. URSL has no authorized preferred shares. All outstanding shares are fully paid and non-assessable, free of liens. encumbrances. options, restrictions and legal or equitable rights of others not a party to this Agreement. At the Closing. there wi11 be no outstanding subscriptions, options. rights , wa1Tants, convertible securities. or other agreements or commitments obligating URSL to issue or to transfer from treasury any additional shares of its capital stock. Any outstanding convertible debts will be cancelled before Closing. None of the outstanding shares of URSL is subject to any stock restriction agreements. There are approximate ly 42 shareholders of record of URSL, including shares in street name. All of such shareholders have valid title to such Shares and acquired their Shares in a lawful transaction and in accordance with Nevada corporate law and the applicable securities laws of the United States.

2.03    Financial Statements. URSL is a Section 15d reporting company and financials can be found on EDGAR. The financial statements fairly present the financial condition and operating results of URSL as of the dates. and for the periods, indicated therein. As set forth in the Financial Statements, and as set forth in Paragraph 2.05, URSL has no material lia bilit ies (contingent or otherwise). URSL is not a guarantor or indemnitor of any indebtedne ss of any other person , firm, or corporation. URSL is a "shell," as that term is defined in the SEC's Rules and Regulations, and its SEC filings check the shell box.

2

2.04    Filings with Government Agencies. URSL is a reporting issuer, and files annual and quarterly rep01is with the SEC. URSL has made all required filings with the SEC and the State of Nevada that might be required, and is cunent in its filings and reporting with the SEC and to the state of Nevada. Upon the purchase of the Shares by the Purchaser, the Purchaser will have the full responsibility for filing any and all documents required by the Securities and Exchange Commission, a11d/or any other government agency that may be required. The Sellers will supply the Purchaser with all information that is currently available for URSL. The Purchaser nnderstands that the Sellers will have no responsibility whatsoever for any filings made by URSL after the Closing, either with the SEC, FINRA or with the State of Nevada; provided that Sellers will cooperate with URSL's new management with respect to any filings with the SEC, FINRA and/or the State of Nevada, both before and after the Closing, including, without limitation assisting the Purchaser with timely SEC filings of Forms 10-Q and 10-K.

2.05    Liabilities. It is understood and agreed that the purchase of the Shares is predicated on URSL having no operations or business as of the Closing. As of the Closing, URSL will have paid or cancelled all outstanding liabilities. and will have no liabilities of any kind or nature whatsoever, including. without limitation, having paid the Transfer Agent up to the date of Closing. Sellers are not aware of any pending, tlu·eatened or asserted clai ms, lawsuits or contingencies involving URSL or its Shares. To the best of knowledge of the Sellers, there is no dispute of any kind between URSL and any third party, and no such disputes will exist at the Closing of this transaction. Al Closing , all assets of the Company and all liabilities of the Company will be transferred to Sellers or an entity controlled by Sellers. and Sellers will indemnify Purchaser with respect to any liabilities of URSL as of the Closing.

2.06    Tax Returns. URSL has filed all required State and Federal tax returns. As of Closing, there shall be no tcixes of any kind due or owing.

2.07    Abilitv to Carry Out Obligations. The Sellers have the right, power, and authority to enter into, and perfom1 their obligations under this Agreement. The execution and delivery of this Agreement by the Sellers and URSL and the performance by the Sellers of their obligations hereunder will not cause. constitute, or conflict with or result in (a) any breach or violation or any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument. articles of incorporation, bylaw, or other agreement or instrument to which URSL the officers, directors or Sellers are a party. or by which they may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would cause URSL (and/or assigns) to be liable to any party, or (c) an event that would result in the creation or imposition of any lien, charge, or encumbrance on any asset of URSL or upon the shares of URSL to be acquired by the Purchaser.

2.8    Contracts, Leases and Assets. URSL is not a party to any contract. agreement or lease (unless such contract, agreement or lease has been assigned to another party or URSL has been released from its obligations thereunder) other than the normal contract with the Transfer Agent. No person holds a power of attorney from URSL or the Sellers. At the Closing, URSL will have no undisclosed liabilities or obligations, which would give rise to a liability in the future.

2.9    Compliance with Laws. To the best of knowledge of the Sellers, URSL has complied in all material respects, with, and is not in violation of any, federal, state, or local statute, law. and/or regulation pertaining. To the best of the knowledge of the Sellers. URSL has complied with all federal and state securities laws in connection with the offer, sale and distribution of its securitie::;. At the time that URSL sold Shares to the Sellers, URSL was entitled to use the exemptions provided by the Securities Act of 1933 relative to the sale of its Shares. The Shares being sold herein are being sold in a private transaction between the Sellers and the Purchaser, and the Sellers make no representation as to 1Abether the Shares are subject to trading restrictions under the Securities Act of 1933, as amended and rules thereunder.

2.10   Litigation. URSL is not a party to any suit, action, arbitration, or legal administrative or other proceeding, or pending governmental investigation. To the best knowledge of the Sellers, there is no basis for any such action or proceeding and no such action or proceeding is threatened against UR.SL. URSL is not a party to or in default with respect to any order. writ, injunction, or decree of any federal, state. local. or foreign court, department, agency, or instrumentality.

2.11   Conduct of Business. Prior to the Closing. URSL shall conduct its business in the normal course, and shall not (without the prior written approval of Purchaser) (i) sell, pledge, or assign any assets, (ii) amend its Certificate of Incorporation or Bylaws, (iii) declare dividends. redeem or sell stock or other securities (iv) incur any liabilities, except in the normal course of business, (v) acquire or dispose of any assets. enter into any contract, guarantee obligations of any third party, (vi) issue any shares of its common stock. or (vii) enter into any other transaction.

3

2.12    Corporate Documents. Each of the following documents , which shall be true. complele and correct in all material respects. will be delivered to Purchaser at the Closing:

(i)	Certificate of Incorporation and all amendments thereto;

(ii)	Bylaws and all amendments thereto;

(iii)	Minutes and Consents of Shareholders;

(iv)	Minutes and Consents of the boai-d of directors;

(v)	List of officers and directors;

(vi)	Certificate of Good Standing from the Secretary of State of Nevada;

(vii)	Current Shareholder list from the Transfer Agent; and

(viii)	EDGAR filing codes and passwords.

2.13    Closing Documents. All minu tes, consents or other documents pertaining to URSL to be delivered at the Closing shall be valid and in accordance with the laws ofNevada.

2.14    Title. The Sellers have good and marketable title to all of the Shares being sold by them to the Pmchaser pursuant to this Agreement. The Shares will be, at the Closing, free and clear of all liens, security intere sts, pledges, charges. claims , encumbrances and restrictions of any kind, except for restrictions on transfer imposed by federal and state securities laws. None of the Shares are or will be subject to any voting trust or agreement. No person holds or has the right to receive any proxy or similar instrument with respect to such Shares. Except as provided in this Agreement the Sellers are not a patiy to any agreement, which offers or grants to any person the right to purchase or acquire any of the Shares. There is no applicable local, state or federal law, rule, regulation, or decree, which would, as a result of the purchase of the Shares by Purchaser (and/or assigns) impair, restrict or delay voting rights with respect to the Shares.

2.15   Transfer of Shares. The Sellers will have the responsibility for sending all certificate s representing the Shares being purchased, along with the proper Stock Powers with medallion guaranteed signatures acceptable to the Transfer Agent , to the Escrow Agent for delivery to the Purchaser at Closing.

The Purchaser will have the responsibility of sending the stock certificates, along with stock powers to the Transfer Agent for URSL to have the certificates changed into their respective names and denominations, and the Purchaser shall be responsible for all costs involved in such changes and in mailing new certificates to all shareholders.

2.16    Representations. All representations and warranties shall be true as of the Closing and all such representations shall survive the Closing.

ARTICLE III

CLOSING

3.0l    Closing for the Purchase of Common Stock. The Closing (the "Closing'') of this transaction for the Shares of Common Stock being purchased will occur when all of the documents and consideration described in Paragraphs 2.12 above and in 3.02 below, have been delivered or other arrangements have been made and agreed to hy the Parties. This Agreement may be terminated by the non-breaching in the event of any material breach by the breaching party.

4

3.02    Documents and Payments to be Delivered at Closing. As part of the Closing of the Common Stock purchase, those documents listed in 2.12 of this Agreement, as well as the following documents, in fonn reasonably acceptable to counsel to the Parties, shall have been delivered to Escrow Agent at least 48 hours prior to the Clos;ng:

(a)	By the Sellers:

(i)       stock certificate or certificates, along with stock powers with signatures medallion guaranteed or otherwise acceptable to URSL 's Transfer Agent, endorsed in favor of the name or names as designated by Purchaser or left blank, as instructed by the Purchaser;

(ii)	the resignation of all officers of URSL;

(iii)     the resignations of directors of URSL and the appointment of a new Director or Directors as designated by the Purchaser;

(iv)      true and correct copies of all of the business and corporate records of URSL, including but not limited to correspondence files, bank statements, checkbooks. savings account books. minutes of shareholder and directors meetings or consents, financial statements. shareholder listings, stock transfer records, agreements and contracts that existed or currently exist:

(v)	EDGAR filing codes and passwords; and

(vi)     such other documents of URSL as may be reasonably required by Purchaser. including the indemnification referred to in Section 2.05 above.

(b)	By Purchaser:

(i)      wire transfer to the Escrow Agent's Trust Account in the amount the full Purchase Price of $240,000 for the Shares.

ARTICLE IV

INVESTMENT INTENT:

The Purchaser represents, warrants and covenants to the Sellers the following:

4.01    Transfer Restrictions. Purchaser (and or assigns) agrees that the Shares being acquired pursuant to this Agreement may not be sold. pledged, assigned, hypothecated or otherwise transferred. with or without consideration (''Transfer'') except pursuant to an effective registration statement under the Securities Act of 1933, as amended (the ''ActH), or pursuant to an exemption from registration under the Act.

4.02    Investment Intent. The Purchaser is acquiring the Shares for his own account for investment, and not with a view toward distribution thereof.

4.03    No Advertisement. The Purchaser acknowledge that the Shares have been offered to them in direct communication between Purchaser and Sellers, and not through any advertisement of any kind.

4.04   Knowledge and Experience. The Purchaser adrnowledges that he has retained his own legal counsel in connection with this purchase. The Purchaser acknowledges that he has sufficient business and financial experience, and knowledge concerning the affairs and conditions of URSL so that he can make a reasoned decision as to this purchase of the Shares, and is capable of evaluating the merits and risks of this purchase.

5

4.05    Restrictions on Transferability. The Purchaser is aware of the restrictions of transferability of the Shares and further understands that the certificates may bear a legend similar to the following:

THESE SHAVES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), IN RELIANCE UPON THE EXEMPTION FROM REGlSTRATlON PROVIDED IN SECTIONS 4(a)(l) AND/OR 4(a)(2) AND/OR REGULATION D UNDER TIIE ACT. AS SUCH, THE PURCHASE OF THESE SHARES WAS MADE WITH THE INTENT OF INVESTMENT AND NOT WITH A VIEW FOR DISTRIBUTION. THEREFORE, ANY SUBSEQUENT TRANSFER OF Tl-I ESE SHARES OR ANY INTEREST THEREIN Wl LL BE UNLAWFUL UNLESS IT JS REGISTERED UNDER THE ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

(b) The Purchaser understand that the Shares may only be disposed of pursuant to either (i) an effective registration statement under the Act, or (ii) an exemption from the registration requirements of the Act.

4.06    Future Business of URSL. The Purchaser represents that after the Closing of this transaction, the Purchaser intends to cause URSL to acquire a business and /or assets.

4.07  Anti-Money Laundering, Anti-Corruption and Anti-Terrorism Laws. The Purchaser represents that the ftmds representing the Purchase Price do not represent proceed of crime for the purpose of any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline. The Purchaser is in compliance with, and has not previously violated. the United States of America Patriot Act of 2001. as amended through the date of this Agreement, to the extent applicable to the Purchaser and all other applicable anti-money latmdering, anti-corruption and anti- terrorism laws and regulations.

4.08   Representations. All Representations, warranties and covenants shall be true as of the Closing and shall survive the Closing.

ARTICLE V

REMEDIES

5.01  Claims or Controversies. Any controversy or claim relating to or arising from this Agreement shall be settled exclusively as set forth in Section 6.14 herein. The parties hereto irrevocably consent to the jurisdiction and venue set forth in Section 6.14 herein, in the event of any dispute, claim or controversy arising hereunder.

5.02   Termination. In addition to any other remedies, the Purchaser may terminate th is Agreement, if at the Closing, the Sellers have failed to comply with all material terms of this Agreement, or have failed to supply any documents required by this Agreement unless they do not exist, or have failed to disclose any material facts which could have a material effect on any part of this transaction.

5.03    Indemnification. From and after the Closing, the parties, jointly and severally, agree to indemnify the other against all actual losses, damages and expenses caused by (i) any material breach of this Agreement by them or any material misrepresentation contained herein, or (ii) any misstatement of a material fact or omission to state a material fact required to be stated herein or necessary to make the statements herein not misleading.

5.04   Indemnification Non-Exclusive. The foregoing indemnification provision is in addition to, and not derogation of any statutory. equitable or common law remedy any party may have for breach of representation , warranty, covenant or agreement.

ARTICLE VI

MISCELLANEOUS

6.01   Captions and I-leadings. The article and paragraph headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

6

6.02    No Oral Change. This Agreement and any provision hereof, may not be waived , changed, modified, or discharged, orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

6.03    Non Waiver. Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provis ions, covenants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants , or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, conditi on, or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

6.04    Time of Essence. Time is of the essence of this Agreement and of each and ever y provision hereof.

6.05    Entire Agreement. This Agreement including any and all attachments hereto , if any, contain the entire Agreement and understanding between the parties hereto, and supersede all prior agreements and understandings.

6.06    Partial Invalidity. In the event that any condition, covenant. or other provision of this Agreement is held to be invalid or void by any court of competent jurisdiction or by an arbitrator, it shall be deemed severable from the remainder of this Agreement and shall in no way affect any other condition, covenant or other provision of Lhe Agreement. If such condition, covenant, or other provision is held to be invalid due to its scope or breadth, it is agreed that it shall be deemed to remain valid to the extent permitted by law.

6.07    Significant Changes. The Sellers understand that significant changes may be made in the capitalization and/or stock ownership of URSL, which changes could involve a reverse stock split and/or the issuance of additional shares, thus possibly having a dramatic negative effect on the percentage of ownership and/or number of shares owned by present shareholders of URSL.

6.08    Counlerparls. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an originaL but all of which together shall constitute one and the same instrument. Facsimile signatures will be acceptable to all parties.

6.09    Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom nolice is Lo be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified , postage prepaid with a copy by electronic mail as follows:

If to the Sellers: James Parsons

Phone: 525-451-8036

E-mail: jparsons@pblaw.biz

If to the Purchaser:

Email:----

-copy to-

John B. Lowy PC

645 Fifth Avenue, Suite 400 New York, NY l 0022 Phone: 212-371-7799

Email: jbl@ocgfi nance.corn

6.10    Binding Effect. This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement

7

6.11    Effect of Closing. All representations, warranties, covenants, and agreements of the patties in this Agreement, or in any instrument, certificate, opinion, or other writing provided for in it, shall be true and conect as of the Closing and shall survive the Closing of this Agreement.

6.12    Mutual Cooperation. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement, and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect this transaction.

6.13    Governing Law. This Agreement and the rights of the Parties hereunder shall be governed by and constrned in accordance with the Laws of the State of Nevada (regardless of its conflict of laws principles), including all matters of construction, validity, performance and enforcement and without giving effect to the principles of conflict of laws.

6.14    Exclusive Jurisdiction and Venue. The Parties agree that the Courts in Las Vegas, Nevada, in the State of Nevada, shall have sole and exclusive jurisdiction and venue for the resolution of all disputes, claims and controversies arising under the terms of this Agreement and the transactions contemplated herein.

6.15    Attorneys Fees. In the event any Party hereto shall commence legal proceedings against the other to enforce the ten11S hereof, or to declare rights hereunder, as the result of a breach of any covenant or condition of this Agreement, the prevailing party in any such breach of an covenant or condition of this Agreement, the prevailing party in any such proceeding shall be entitled to recover from the losing paity its costs of suit, including reasonable attorneys' fees, as may be fixed by the court.

IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties hereto as of the date first written above.

SELLERS:	SHARES BEING SOLD

5,750,000
/s/ YOUSEF DASUKA
YOUSEF DASUKA
5,750,000
/s/ MAHMOUD DASUKA
MAHMOUD DASUKA

PURCHASER:
EVERSHINE HOLDINGS LIMITED

/s/ Paul Gonzalez
By: Paul Gonzalez CEO

8